 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2023

INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Ave
San Jose,	California	95119
(Address of principal executive offices, including Zip Code)
(408) 572-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed in a Form 12b-25 Notification of Late Filing filed by Infinera Corporation (the “Company”) on November 8, 2023, the Company is delayed in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Form 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”).
On November 10, 2023, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because the Company is delinquent in filing its Form 10-Q, that the Company no longer complies with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC.
In accordance with the Nasdaq Listing Rules, the Company has 60 calendar days after Nasdaq’s notice, or January 9, 2024, to submit a plan of compliance (the “Plan”) addressing how it intends to regain compliance with the Rule, and Nasdaq has the discretion to grant the Company up to 180 calendar days from the due date of the Form 10-Q to regain compliance. The Company will continue to work diligently to complete and file the Form 10-Q as soon as practicable and will work diligently to submit the Plan promptly and take the necessary steps to regain compliance as soon as practicable.

Item 7.01	Regulation FD Disclosure.
On November 16, 2023, the Company issued a press release disclosing the receipt of the Notice. A copy of the press release is being furnished herewith as Exhibit 99.1.
The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Caution Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or the negative of these words or similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Such forward-looking statements in this Current Report on Form 8-K include, without limitation, the Company’s expectations about the timing of the Company's completion and filing of the Form 10-Q, statements related to the Company's Plan, and timing and actions taken to regain compliance with Nasdaq. These forward-looking statements are based on estimates and information available to the Company as of the date hereof and are not guarantees of future performance. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the risks detailed in the Company’s SEC filings from time to time, including its Annual Report on Form 10-K for the year ending December 31, 2022, Quarterly Report on Form 10-Q for the quarter ending April 1, 2023 and Quarterly Report on Form 10-Q for the quarter ending July 1, 2023, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on the Company’s website at www.infinera.com and the SEC’s website at www.sec.gov. The Company assumes no obligation to, and does not currently intend to, update any such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Infinera Corporation dated November 16, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: November 16, 2023	By:	/s/ NANCY ERBA
Nancy Erba Chief Financial Officer